UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report January 30, 2004

(Date of earliest event reported) (January 28, 2004)

PETRO STOPPING CENTERS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	1-13018	74-2628339
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas		79905
Address of Principal Executive Offices		Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Item 9. Regulation FD Disclosure

On January 28, 2004, Petro Stopping Centers, L.P. and Petro Financial Corporation issued a press release announcing the receipt of the requisite consents required to adopt the proposed amendments to the indenture governing the outstanding $135,000,000 aggregate principal amount at maturity 10 1/2% Senior Notes due 2007 (CUSIP# 715911AB9 and ISIN# US715911AB99).

A copy of the press release is filed with this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS, L.P.
(Registrant)

Date: January 30, 2004	By:	/s/ J.A. Cardwell, Sr.
J.A. Cardwell, Sr.
Chairman and Chief Executive Officer
(On behalf of the Registrant and as Registrant’s Principal Executive Officer)

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FOR IMMEDIATE RELEASE

PETRO STOPPING CENTERS, L.P. AND PETRO FINANCIAL CORPORATION ANNOUNCE RECEIPT OF REQUISITE CONSENTS TO AMEND INDENTURE GOVERNING THEIR 10 1/2% SENIOR NOTES DUE 2007

EL PASO, Texas, Jan. 28, 2004 – Petro Stopping Centers, L.P. and Petro Financial Corporation (the “Issuers”) announced today, pursuant to their previously announced tender offer and consent solicitation (the “Offer”) for any and all of their $135,000,000 outstanding principal amount of 10 1/2% Senior Notes due 2007 (the “Notes”) (CUSIP No. 715911AB9, ISIN US715911AB99), that they have received the requisite consents required to adopt the proposed amendments to the indenture governing the Notes. The proposed amendments will eliminate substantially all of the restrictive covenants and certain events of default provisions set forth the indenture governing the Notes.

As of 5:00 P.M. (EST) on January 28, 2004, holders of $114,878,000 aggregate principal amount of the outstanding Notes (approximately 85.1%) have delivered valid tenders and consents pursuant to the Offer.

Notwithstanding that the Consent Date, January 28, 2004 at 5 P.M. New York City time, has passed, the Issuers will pay $1,020.00 per $1,000 principal amount of Notes for any additional Notes tendered prior to 5:00 p.m., New York City time, Friday, January 30, 2004, and that are accepted for payment by the Issuers.

Except as set forth herein, the terms and conditions of the Offer, including the Expiration Date, remain unchanged. The Issuers may extend the Expiration Date in their sole discretion. Any Notes previously tendered and consents previously given, and all Notes tendered and consents given hereafter, may not be withdrawn.

The Issuers have retained Banc of America Securities LLC to act as the exclusive Dealer Manager and Solicitation Agent in connection with the Offer. Requests for documents may be directed to Global Bondholder Services Corporation, the information agent for the Offer, at 212-430-3774 or 866-470-4200 (U.S. toll free). Questions regarding the Offer may be directed to Banc of America Securities LLC at (888) 292-0070.

This press release shall not constitute an offer to purchase, a solicitation of an offer to sell, or a solicitation of consents with respect to any securities. Any such offer or solicitation will be made only by means of the Offer.

All statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. These forward-looking statements are not guarantees of future performance and inherently involve certain risks, uncertainties and assumptions that are difficult to predict. These statements are based on the Issuers’ best estimates; actual outcomes and results may differ materially from what is expressed in, or implied by, such forward-looking statements. The Issuers assume no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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Contact:

Petro Stopping Centers, El Paso

Edward Escudero, 915-779-4711